LEGG MASON PARTNERS MONEY MARKET TRUST

SUPPLEMENT DATED NOVEMBER 6, 2018

TO THE SUMMARY PROSPECTUS AND STATUTORY PROSPECTUS,

EACH DATED DECEMBER 27, 2017, OF

WESTERN ASSET GOVERNMENT RESERVES

THE FOLLOWING CHANGES ARE EFFECTIVE AS OF NOVEMBER 13, 2018.

1.

The following footnote replaces, in its entirety, footnote 3 of the Fund’s Summary Prospectus and Statutory Prospectus in the section titled “Shareholder Fees” with respect to the potential imposition of a Small Account Fee for Class A2 shares:

If the value of your account is below $1,000 ($250 for retirement plans that are not employee-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Please contact your Service Agent for more information.

2.

The subsection titled “Small account fees/Mandatory redemptions — Class A2 shares” of the section of the Fund’s Statutory Prospectus titled “Other things to know about transactions” is replaced in its entirety by the following:

Class A2 shares

To offset the relatively higher impact on fund expenses of servicing smaller accounts, if the value of your account is below $1,000 ($250 for retirement plans that are not employee-sponsored) for any reason (including declines in net asset value), a fund may charge you a fee per account as disclosed in the fee table that is determined and assessed quarterly on the last business day of the quarter.

The small account fee will be charged by redeeming shares in your account. If the value of your account is less than the small account fee, the amount in the account may be exhausted to pay the small account fee. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

Please contact the fund or your Service Agent for more information.

Please retain this supplement for future reference.

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